Exhibit 10.2

Home Office:	Administrative Office:

Ambac Assurance Corporation c/o CT Corporation Systems 44 East Mifflin Street Madison, Wisconsin 53703	Ambac Assurance Corporation One World Trade Center New York, New York 10007 Telephone: (212) 668-0340

Financial Guaranty Insurance Policy

Policy Number: SF0959BE

Obligor:	Sitka Holdings, LLC, a Cayman Islands limited liability company, as the issuer (the “Issuer”).

Effective Date: July 6, 2021

Obligations: Floating Rate Notes due July 6, 2026 issued by the Issuer in the initial aggregate principal amount of approximately $1,175,000,000 (the “Notes”) issued pursuant to the Indenture, dated as of July 6, 2021 (the “Indenture”) between the Issuer and its successors and assigns, and The Bank of New York Mellon, as Trustee (in such capacity, and together with its successors and assigns in such capacity, the “Insured Party”) and Note Collateral Agent.

Ambac Assurance Corporation (“Ambac”), a Wisconsin stock insurance corporation, in consideration of the payment of the Secured Notes Policy Premium and subject to the terms of this Policy (including the endorsement hereto), hereby agrees unconditionally and irrevocably to pay to or on behalf of the Insured Party that portion of the Insured Obligations which shall become Due for Payment but shall be unpaid by reason of Nonpayment during the term of this Policy.

Except as provided in the following paragraph, Ambac will make any such payments which are due under this Policy to or as directed by the Insured Party within three (3) Business Days following receipt on a Business Day by Ambac of a Notice in the form of Exhibit A to this Policy. Payments due under this Policy will be satisfied by payment by Ambac to or as directed by the Insured Party, in accordance with the relevant Notice; provided that if such Notice is received after 12:00 noon, New York City time, on any Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by Ambac is not in proper form or is otherwise insufficient for the purpose of making a claim hereunder, it shall be deemed not to have been received by Ambac for purposes of this paragraph. Such payments of the Insured Obligations to or as directed by the Insured Party shall be made only upon presentation of an instrument of assignment from the Insured Party substantially in the form of Exhibit C to this Policy transferring to Ambac all rights to receive the Insured Obligations, to the extent of such payment. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation or other contractual rights otherwise available to Ambac in respect of such payments. The Insured Party shall take such action and deliver such instruments as may be reasonably requested or required by Ambac to effectuate such assignment, subrogation or otherwise the purpose or provisions of this Policy.

In the event the Insured Party has notice that any payment of the Insured Obligations which has become Due for Payment and which is made to the Insured Party by or on behalf of the Issuer has been deemed a Preference Amount during the term of this Policy, the Insured Party will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available from any source. Ambac will pay any Insured Obligation that is a Preference Amount on the third Business Day following receipt on a Business Day by Ambac of (i) a Notice substantially in the form of Exhibit B to this Policy, attaching a certified copy of the final, non-appealable order of a court in such insolvency proceeding to the effect requiring the return of such Preference Amount paid during the term this Policy because the payments of such amounts were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Insured Party (a “Preference Amount Order”), (ii) an assignment substantially in the form of Exhibit C to this Policy, duly executed by the Insured Party, irrevocably assigning to Ambac all rights and claims of the Insured Party relating to or arising under the Indenture or otherwise with respect to such Preference Amount, (iii) appropriate instruments to effect the appointment of Ambac as agent for the Insured Party in any legal proceeding related to such Preference Amount, such instruments being in a form satisfactory to Ambac and (iv) a Notice appropriately completed and executed by the Insured Party; provided that if such documents are received after 12:00 noon, New York City time, on any Business Day, they will be deemed to be received on the following Business Day; provided, further, that Ambac shall not be obligated to make any payment in respect of any Preference Amount representing any amount of the Insured Obligations prior to the time Ambac would have been required to make a payment in respect of such amounts pursuant to the other provisions of this Policy. Such payments shall be disbursed to the Insured Party, subject to delivery of (a) the items referred to in clauses (i)-(v) above to Ambac, and (b) evidence satisfactory to Ambac that the return of such Preference Amount has been made by the Insured Party to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such final Preference Amount Order.

Payment to or as directed by the Insured Party pursuant to a Notice shall discharge the obligations of Ambac under this Policy to the extent of such payment, whether or not payment is properly applied by or on behalf of the Insured Party, as the case may be. Once payment in full of an Insured Obligation has been made in the manner referred to above, Ambac shall have no further obligation under this Policy in respect of such Insured Obligation.

Ambac shall be fully subrogated to all of the rights of the Insured Party and each Holder to the extent of any payments made by Ambac pursuant to this Policy; provided that such rights of subrogation shall be postponed so long as any amounts then past due (without giving effect to any grace period) under the Notes, including principal and interest, if any thereon, remain outstanding and such outstanding amounts are Insured Obligations that have not been paid in full to the Holders.

This Policy is not cancelable by Ambac for any reason, including the failure of Ambac to receive payment of any Secured Notes Policy Premium due in respect of this Policy. The Secured Notes Policy Premium is not refundable for any reason. This Policy does not insure against loss of any prepayment or any acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment or the deeming of any payment of the Insured Obligations to be a Preference Amount. There shall be no accelerated payment due under this Policy unless such accelerated payment is made at the sole option of Ambac, including in the event of a payment default by or insolvency of the Obligor.

Force Majeure Event. Nothing in this Policy shall be construed to require payment to the extent any force majeure event or governmental act prevents Ambac from performing its obligations under this Policy or such performance is otherwise rendered impossible, in which event Ambac agrees to (i) use commercially reasonable efforts to perform its obligations under this Policy notwithstanding such force majeure event, governmental act or impossibility of performance and (ii) perform its obligations under this Policy promptly following cessation of such force majeure event, governmental act or impossibility of performance.

Additional Funds. In the event that, after Ambac has received a Notice under this Policy, the Insured Party receives additional funds (“Additional Funds”) for application towards the Insured Obligations which shall become Due for Payment or Preference Amount, as the case may be, with respect to which such Notice was delivered, or if such Additional Funds have actually been applied towards the Insured

Obligations which have become Due for Payment or Preference Amount, as the case may be, the Insured Party shall immediately deliver to Ambac a written notice of the same (such notice, an “Additional Funds Notice”), which Additional Funds Notice shall set forth the amount of the Additional Funds and the date of such receipt.

In the event that Ambac has not yet disbursed any amount payable with respect to such Notice under this Policy by the time of its receipt of such an Additional Funds Notice, such Notice shall be deemed to be automatically amended by reducing the amount claimed thereunder by an amount equal to the amount of such Additional Funds and Ambac shall reduce the amount it will disburse under this Policy with respect to the relevant Insured Obligations which have become Due for Payment or Preference Amount, as the case may be, by an amount equal to the amount of such Additional Funds. In the event that Ambac has disbursed the amount payable with respect to such Notice under this Policy by the time of its receipt of such Additional Funds Notice, the Insured Party shall promptly transfer to Ambac an amount equal to the amount of such Additional Funds, together with actual interest accrued on such amount (if any) during the period such Additional Funds were held by the Insured Party.

Notices. All notices to be given hereunder to Ambac shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered to Ambac as follows:

One World Trade Center

New York, NY 10007

Attention: General Counsel

Ambac may specify a different address or addresses in a notice mailed or delivered to the Insured Party. Electronic mail shall be deemed to constitute notice under this section upon confirmation of receipt.

Transfer: Assignment. This Policy is neither transferable nor assignable, except as specified herein or as provided in the Exhibits hereto, in whole but not in part, to a successor Trustee pursuant to the terms of the Indenture. The Insured Party shall deliver prior written notice of any such transfer to Ambac substantially in the form of Exhibit D hereto.

Agreement of Policyholders. By accepting this Policy, policyholders hereby acknowledge and confirm that any payment made under this Policy constitutes both a) valid payment of Insured Obligations and b) to the extent any payment made under this Policy is a payment of principal under the Indenture, a deemed dollar-for-dollar repayment on the Ambac Note pursuant to the terms thereof.

Term; Surrender of Policy. The Insured Party shall surrender this Policy to Ambac for cancellation upon expiration of the term of this Policy, together with a notice substantially in the form of Exhibit E hereto. The term of this Policy shall be the period from and including the date of issuance hereof to and including the latest of (i) the date on which all Insured Obligations which have become Due for Payment have been paid, (ii) the date on which any period during which any payment of Insured Obligations which have become Due for Payment could have been avoided in whole or in part as a preference payment pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, expires, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of the later of (i) and (ii), the date on which a final and nonappealable order in resolution of each such proceeding has been entered, provided that, if the Holders are required to return any Preference Amount as a result of such proceedings, then the term of this Policy shall terminate on the date on which Ambac has made all payments required to be made under the terms of this Policy in respect of all such Preference Amount.

Applicable Law. This Policy shall be governed by and interpreted under the laws of the State of New York.

Exclusions From Insurance Guaranty Funds.

THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

Other Matters.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto.

In witness whereof, Ambac has caused this Policy to be duly executed on its behalf by its duly authorized officers.

AMBAC ASSURANCE CORPORATION

/s/ William J. White	/s/ Stephen M. Ksenak
William J. White	Stephen M. Ksenak
First Vice President, Secretary and Assistant General Counsel	Senior Managing Director and General Counsel

[Signature Page to Secured Notes Insurance Policy]

Financial Guaranty Insurance Endorsement

Attached to and forming part of Policy No. SF0959BE (the “Policy”)	Effective Date of Endorsement: July 6, 2021

Policy for:	Floating Rate Notes due July 6, 2026 issued by the Issuer in the initial aggregate principal amount of approximately $1,175,000,000 (the “Notes”) issued pursuant to the Indenture, dated as of July 6, 2021 (the “Indenture”) between the Issuer and its successors and assigns, and The Bank of New York Mellon, as Trustee (in such capacity, and together with its successors and assigns in such capacity, the “Insured Party”) and Note Collateral Agent.

The Policy to which this endorsement is attached and of which it forms a part is hereby amended as follows:

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, without giving effect to any subsequent amendment or modification thereof unless approved in writing by Ambac. For purposes of this Policy, the following terms shall have the following meanings:

“Due for Payment” means, with respect to any Insured Obligation, such amount that is due and payable as scheduled pursuant to the Indenture and the Notes issued and in effect as of the date hereof (without amendment). Due for Payment does not refer to any earlier date upon which payment of any Insured Obligations may become due, by reason of optional prepayment, acceleration of maturity or otherwise.

“Holder” means each holder of an Insured Obligation.

“Insured Obligations” means the regularly scheduled Interest Payments, Principal Payment due at maturity and outstanding Principal Payment and Premium, if any, due as a result of a mandatory redemption required to be paid to the Insured Party under Section 1009 of the Indenture and the Notes, whether by or on behalf of the Issuer. For the avoidance of doubt, Insured Obligations shall include only the Payments required under the Indenture and the Notes issued and in effect as of the date hereof (without amendment). In no event shall Insured Obligations include (a) any principal due by reason of the acceleration or optional prepayments thereof, (b) any late charges or interest due under the Indenture or (c) any taxes, withholding or gross-up obligations of any kind.

“Insured Party” means The Bank of New York Mellon, as Trustee for the benefit of the holders of the Notes.

“Interest Payment Date” has the meaning set forth in the Indenture.

“Nonpayment” means, as of any Interest Payment Date, the failure of the Issuer to have provided funds to the Insured Party sufficient for payment of the Insured Obligations that are then Due for Payment.

“Notice” means a notice, substantially in the form of Exhibit A, B or C as applicable, to this Policy, duly executed by the Insured Party.

“Preference Amount” means any amount previously distributed to the Insured Party on the Insured Obligations that is recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final non-appealable order of a court having competent jurisdiction.

“Secured Notes Premium” means the premium payable for issue of this Policy, to be paid on the date of execution of this Policy in an amount equal to $587,500.

EXHIBIT A

TO FINANCIAL GUARANTY INSURANCE POLICY NUMBER: SF0959BE

INSURED OBLIGATIONS NOTICE UNDER FINANCIAL

GUARANTY INSURANCE POLICY NUMBER: SF0959BE

Ambac Assurance Corporation

One World Trade Center

New York, NY 10007

Attention: General Counsel

The undersigned individual, a duly authorized officer of The Bank of New York Mellon, as trustee (the “Trustee”) and note collateral agent under the Indenture by and between Sitka Holdings, LLC (“Issuer”) and the Trustee, hereby certifies to Ambac Assurance Corporation (“Ambac”), with reference to Financial Guaranty Insurance Policy Number SF0959BE (the “Policy”) issued by Ambac in respect of the Insured Obligations, that:

1.

The Insured Party has calculated that the amount in respect of the Insured Obligations that [will be] [was] Due for Payment on _________ [Date] exceeds the amount that [will be] [was] available for payment to the Trustee pursuant to the Indenture and the Note, by an amount equal to $____________________________________________________ (the “Shortfall”). Of such Shortfall, $_________ represents regularly scheduled interest payments and $_________ represents principal payments due at maturity and $_________ represents payments due by operation of the mandatory redemption provisions in Section 1009 of the Indenture.

2.	The Insured Party has not heretofore made a demand under the Policy with respect to all or a portion of the Shortfall.

3.

The Insured Party directs that payment of such amounts be made by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to Insured Party, as follows: [specify wiring instructions].

4.

The Insured Party hereby agrees that, following receipt of such payment from Ambac, it shall (a) apply such amounts in accordance with the Indenture; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by it; and (d) maintain an accurate record of such payments and the corresponding claim on the Policy and proceeds thereof.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

IN WITNESS WHEREOF, the Insured Party has executed and delivered this Notice under the Policy as of the [    ] day of [_________], [_________].

The Bank of New York Mellon, as Insured Party

By:
Name:
Title:

EXHIBIT B

TO FINANCIAL GUARANTY INSURANCE POLICY NUMBER: SF0959BE

PREFERENCE AMOUNT NOTICE UNDER FINANCIAL

GUARANTY INSURANCE POLICY NUMBER: SF0959BE

Ambac Assurance Corporation

One World Trade Center

New York, NY 10007

Attention: General Counsel

The undersigned individual, a duly authorized officer of The Bank of New York Mellon, as trustee (the “Trustee”) and note collateral agent under the Indenture by and between Sitka Holdings, LLC (“Issuer”), hereby certifies to Ambac Assurance Corporation (“Ambac”), with reference to Financial Guaranty Insurance Policy Number SF0959BE (the “Policy”) issued by Ambac in respect of the Insured Obligations, that:

1.	A payment previously made under the Indenture has become a Preference Amount, as indicated in the attached Order.

2.	The Insured Party hereby certifies that the Order has been entered and is not subject to stay.

3.

The amount of the Preference Amount is $_________ and consists of scheduled interest payments on the Notes in the amount of $____ paid on_________, and scheduled interest payments on Notes in the amount of $_________ paid on_________, _________, and principal payments of the Notes due at maturity in the amount of $_________ paid on _________, _________, and regularly scheduled principal payments and premium, if any, of the Notes due as a result of mandatory redemption under the provisions of Section 1009 in the Indenture in the amount of $ _________ paid on _________, ____________________________________.

4.	The Insured Party has not heretofore made a demand for any part of such Preference Amount.

5.	The Insured Party directs that payment of such amounts be made to it by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [ACCOUNT];

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

IN WITNESS WHEREOF, the Insured Party has executed and delivered this Notice under the Policy as of the [______] day of [_________], [______].

The Bank of New York Mellon, as Insured Party

By:
Name:
Title:

EXHIBIT C

TO FINANCIAL GUARANTY INSURANCE POLICY NUMBER: SF0959BE

FORM OF ASSIGNMENT OF CLAIMS

Dated as of _________, _____

Ambac Assurance Corporation

One World Trade Center

New York, NY 10007

Attention: General Counsel

Reference is made to Financial Guaranty Insurance Policy Number SF0959BE dated July 6, 2021(the “Policy”) issued by Ambac Assurance Corporation (“Ambac”) relating to that portion of Floating Rate Notes due July 6, 2026 issued by the Issuer in the initial aggregate principal amount of approximately $1,175,000,000 (the “Notes”) issued pursuant to the Indenture, dated as of July 6, 2021 (the “Indenture”) between the Issuer and its successors and assigns, and The Bank of New York Mellon, as Trustee (in such capacity, and together with its successors and assigns in such capacity, the “Trustee”) and Note Collateral Agent. Unless otherwise defined herein, capitalized terms used in this Assignment shall have the meanings assigned thereto in the Policy and, if not defined therein, in the Indenture.

Insured Party hereby represents that regularly scheduled interest payments in an amount equal to $• and/or principal payments due at maturity in an amount equal to $• and/or principal payments and premium, if any, due to mandatory redemption in an amount equal to $• have become Due for Payment on the Notes, but are unpaid by reason of Nonpayment (collectively, the “Nonpayment Amounts”).

In connection with the payment by Ambac of such Nonpayment Amounts pursuant to the Policy, the Insured Party hereby irrevocably and unconditionally sells, assigns, transfers, conveys and delivers to Ambac all of the Insured Party’s right, title and interest in and to any rights or claims, whether accrued, contingent or otherwise, which the Insured Party now has or may hereafter acquire, against any person relating to, arising out of or in connection with such Nonpayment Amounts. The Insured Party hereby represents and warrants that such claims and rights are free and clear of any lien or encumbrance created or incurred by the Insured Party.

The Trustee, on behalf of itself and the Holders, hereby appoints Ambac, to the fullest extent permitted by applicable Law, as agent and attorney-in-fact for the Note Collateral Agent and each Holder in any legal proceeding relating to the Insured Obligations (with respect to and to the extent of the payment made by Ambac under the Policy). The Trustee, on behalf of itself and the Holders, hereby agrees (without limiting the generality of the preceding sentence) that Ambac may at any time during the continuation of any proceeding by or against the Issuer or any of its property, direct all matters relating to such proceeding with respect to and to the extent of the payment made by Ambac under the Policy, including without limitation, (a) all matters relating to any claim in connection with insolvency proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Insured Obligations (a “Preference Claim”), (b) the direction of any appeal of any order relating to any Preference Claim, at the expense of Ambac, and (c) the posting of any surety, supersedes or performance bond pending any such appeal. In addition, the Trustee hereby agrees that Ambac shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, thereby delegates and assigns, to the fullest extent permitted by applicable law, the rights of the Trustee and each Holder in the conduct of any proceeding with respect to and to the extent of the payments made by Ambac under the Policy, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

The foregoing acknowledgments are in addition to, and not in limitation of, rights of subrogation and other contractual rights otherwise available to Ambac in respect of such payments; provided that Ambac’s rights of subrogation shall be postponed so long as any amounts then past due (without giving effect to any grace period) under the Notes, including principal and interest, if any thereon, remain outstanding and such outstanding amounts are Insured Obligations that have not been paid in full to the Holders; provided further that Ambac shall not pursue, directly or indirectly, any remedy against or with respect to any Pledged Securities, Replacement Investments (each as defined in the Ambac Note) or proceeds thereof (other than interest income or in respect of accrued interest thereon) for the purposes of satisfying subrogated claims in respect of interest payments on the Notes. The Insured Party shall take such action and deliver such instruments as may be reasonably requested or required by Ambac to effectuate the purpose or provisions of this Policy.

This assignment shall be governed by the laws of the State of New York.

The Bank of New York Mellon, as Insured Party

By:
Name:
Title:

AMBAC ASSURANCE CORPORATION

By:
Name:
Title:

EXHIBIT D

TO FINANCIAL GUARANTY INSURANCE POLICY NUMBER: SF0959BE

FORM OF NOTICE OF ASSIGNMENT OF POLICY

Dated as of _________, ______

Ambac Assurance Corporation

One World Trade Center

New York, NY 10007

Attention: General Counsel

Reference is made to Financial Guaranty Insurance Policy Number SF0959BE dated July 6, 2021 (the “Policy”) issued by Ambac Assurance Corporation relating to that portion of an offering in the initial aggregate principal amount of approximately $ 1,175,000,000 issued pursuant to that certain Indenture, dated as of July 6, 2021 (the “Indenture”) between the Issuer and The Bank of New York Mellon, as Trustee (in such capacity, and together with its successors and assigns in such capacity, the “Trustee”) and Note Collateral Agent. Unless otherwise defined herein, capitalized terms used in this Assignment shall have the meanings assigned thereto in the Policy and, if not defined therein, in the Indenture.

The undersigned Trustee (the “Withdrawing Trustee”) has transferred and assigned (and hereby confirms to you such transfer and assignment) all of its rights in, to and under the Policy to • [insert the name of the successor Trustee] in its capacity as the successor trustee under the Indenture (the “Successor Trustee”) and confirms that the Withdrawing Trustee no longer has any rights under or interest in the Policy. The Withdrawing Trustee and the Successor Trustee have indicated on the face of the Policy that it has been transferred and assigned to the Successor Trustee.

The Successor Trustee hereby certifies that it is a duly authorized transferee under the terms of the Policy and is accordingly entitled, upon presentation of the document(s) called for therein, to receive payment thereunder.

IN WITNESS WHEREOF, the Withdrawing Trustee and the Successor Trustee have executed and delivered this Notice of Transfer as of the • day of •, •.

The Bank of New York Mellon, as Withdrawing Trustee

By:
Name:
Title:

•, as Successor Trustee

By:
Name:
Title:

EXHIBIT E

FORM OF NOTICE OF TERMINATION

Dated as of _________, ______

Ambac Assurance Corporation

One State Street Plaza

New York, NY 10004

Attention: General Counsel

Reference is made to Financial Guaranty Insurance Policy Number SF0959BE dated July 6, 2021 (the “Policy”) issued by Ambac Assurance Corporation (“Ambac”) relating to that portion of an offering in the initial aggregate principal amount of approximately $1,175,000,000 issued pursuant to that certain Indenture, dated as of July 6, 2021 (the “Indenture”) between the Issuer and The Bank of New York Mellon, as Trustee and Note Collateral Agent. Unless otherwise defined herein, capitalized terms used in this Assignment shall have the meanings assigned thereto in the Policy and, if not defined therein, in the Indenture.

The undersigned, a duly authorized officer of the Insured Party, hereby certifies to Ambac that the term of the Policy has expired.

The original of the Policy is enclosed herewith.

IN WITNESS WHEREOF, the Insured Party has executed and delivered this certificate as of the • day of •, •.

The Bank of New York Mellon, as Insured Party

By:
Name:
Title: